November 1, 2019

Dreyfus Cash Management Funds

Dreyfus Government Securities Cash Management

Supplement to Current Summary Prospectuses and Prospectuses

The following information supplements the information contained in the section of the fund's prospectus entitled "Shareholder Guide – General Policies":

BNY Mellon Investment Adviser, Inc. generally will seek to place, over time, a majority of the aggregate dollar value of purchases and sales orders for Dreyfus Government Securities Cash Management's portfolio securities with dealers that are owned by minorities, women, disabled persons, veterans and members of other qualified and recognized diversity and inclusion groups, subject to the Adviser's duty to seek the best execution for the fund's orders.